Income Taxes	12 Months Ended
Jun. 30, 2013
Income Taxes

NOTE 13 — INCOME TAXES

The components of the provision for income taxes were as follows:

(In millions)

Year Ended June 30,	2013	2012	2011

Current Taxes

U.S. federal	$3,131	$2,235	$3,108
U.S. state and local	332	153	209
International	1,745	1,947	1,602

Current taxes	5,208	4,335	4,919

Deferred Taxes

Deferred taxes	(19)	954	2

Provision for income taxes	$5,189	$5,289	$4,921

U.S. and international components of income before income taxes were as follows:

(In millions)

Year Ended June 30,	2013	2012	2011

U.S.	$6,674	$1,600	$8,862
International	20,378	20,667	19,209

Income before income taxes	$27,052	$22,267	$28,071

The items accounting for the difference between income taxes computed at the U.S. federal statutory rate and our effective rate were as follows:

Year Ended June 30,	2013	2012	2011

Federal statutory rate	35.0%	35.0%	35.0%
Effect of:
Foreign earnings taxed at lower rates	(17.5)%	(21.1)%	(15.6)%
Goodwill impairment	0%	9.7%	0%
I.R.S. settlement	0%	0%	(1.7)%
Other reconciling items, net	1.7%	0.2%	(0.2)%

Effective rate	19.2%	23.8%	17.5%

The reduction from the federal statutory rate from foreign earnings taxed at lower rates results from producing and distributing our products and services through our foreign regional operations centers in Ireland, Singapore, and Puerto Rico. Our foreign earnings, which are taxed at rates lower than the U.S. rate and are generated from our regional operating centers, were 79%, 79%, and 78% of our international income before tax in fiscal years 2013, 2012, and 2011, respectively. In general, other reconciling items consist of interest, U.S. state income taxes, domestic production deductions, and credits. In fiscal years 2013, 2012, and 2011, there were no individually significant other reconciling items. The I.R.S. settlement is discussed below.

The components of the deferred income tax assets and liabilities were as follows:

(In millions)

June 30,	2013	2012

Deferred Income Tax Assets

Stock-based compensation expense	$888	$882
Other expense items	917	965
Unearned revenue	445	571
Impaired investments	246	152
Loss carryforwards	715	532
Other revenue items	55	79

Deferred income tax assets	$3,266	$3,181
Less valuation allowance	(579)	(453)

Deferred income tax assets, net of valuation allowance	$2,687	$2,728

Deferred Income Tax Liabilities

International earnings	$(1,146)	$(1,072)
Unrealized gain on investments	(1,012)	(830)
Depreciation and amortization	(604)	(670)
Other	(2)	(14)

Deferred income tax liabilities	$(2,764)	$(2,586)

Net deferred income tax assets (liabilities)	$(77)	$142

Reported As

Current deferred income tax assets	$1,632	$2,035
Long-term deferred income tax liabilities	(1,709)	(1,893)

Net deferred income tax assets (liabilities)	$(77)	$142

As of June 30, 2013, we had net operating loss carryforwards of $2.7 billion, including $2.2 billion of foreign net operating loss carryforwards acquired through our acquisition of Skype. The valuation allowance disclosed in the table above relates to the foreign net operating loss carryforwards that may not be realized.

Deferred income tax balances reflect the effects of temporary differences between the carrying amounts of assets and liabilities and their tax bases and are stated at enacted tax rates expected to be in effect when the taxes are actually paid or recovered.

As of June 30, 2013, we have not provided deferred U.S. income taxes or foreign withholding taxes on temporary differences of approximately $76.4 billion resulting from earnings for certain non-U.S. subsidiaries which are permanently reinvested outside the U.S. The unrecognized deferred tax liability associated with these temporary differences was approximately $24.4 billion at June 30, 2013.

Income taxes paid were $3.9 billion, $3.5 billion, and $5.3 billion in fiscal years 2013, 2012, and 2011, respectively.

Uncertain Tax Positions

As of June 30, 2013, we had $8.6 billion of unrecognized tax benefits of which $6.5 billion, if recognized, would affect our effective tax rate. As of June 30, 2012, we had $7.2 billion of unrecognized tax benefits of which $6.2 billion, if recognized, would have affected our effective tax rate.

Interest on unrecognized tax benefits was $400 million, $154 million, and $38 million in fiscal years 2013, 2012, and 2011, respectively. As of June 30, 2013, 2012, and 2011, we had accrued interest related to uncertain tax positions of $1.3 billion, $939 million, and $785 million, respectively, net of federal income tax benefits.

The aggregate changes in the balance of unrecognized tax benefits were as follows:

(In millions)

Year Ended June 30,	2013	2012	2011

Balance, beginning of year	$7,202	$6,935	$6,542
Decreases related to settlements	(30)	(16)	(632)
Increases for tax positions related to the current year	612	481	739
Increases for tax positions related to prior years	931	118	405
Decreases for tax positions related to prior years	(65)	(292)	(119)
Decreases due to lapsed statutes of limitations	(2)	(24)	0

Balance, end of year	$8,648	$7,202	$6,935

During the third quarter of fiscal year 2011, we reached a settlement of a portion of an I.R.S. audit of tax years 2004 to 2006, which reduced our income tax expense by $461 million. While we settled a portion of the I.R.S. audit, we remain under audit for these years. In February 2012, the I.R.S. withdrew its 2011 Revenue Agents Report and reopened the audit phase of the examination. As of June 30, 2013, the primary unresolved issue relates to transfer pricing, which could have a significant impact on our financial statements if not resolved favorably. We believe our allowances for tax contingencies are appropriate. We do not believe it is reasonably possible that the total amount of unrecognized tax benefits will significantly increase or decrease within the next 12 months, because we do not believe the remaining open issues will be resolved within the next 12 months. We also continue to be subject to examination by the I.R.S. for tax years 2007 to 2012.

We are subject to income tax in many jurisdictions outside the U.S. Our operations in certain jurisdictions remain subject to examination for tax years 1996 to 2012, some of which are currently under audit by local tax authorities. The resolutions of these audits are not expected to be material to our financial statements.